                      LUBS MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of February 15, 2007,
(the "Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, "LBHI"), LUBS Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured
Asset Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

            The Seller previously acquired the Mortgage Loans from LBHI or an
Affiliate thereof and, in connection therewith, LBHI has agreed to enter into this Agreement and the Indemnification Agreement (as defined below).

            The Seller intends to sell and the Purchaser intends to purchase a certain commercial mortgage loan (the "Mortgage Loan") as provided herein. The
Purchaser intends to deposit the Mortgage Loan, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loan, the "Securitized Loans"), into a trust fund (the "Trust
Fund"), the beneficial ownership of which will be evidenced by multiple classes
(each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial Mortgage Trust 2007-C1, Commercial
Mortgage Pass-Through Certificates, Series 2007-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and
Servicing Agreement, to be dated as of February 12, 2007 (the "Pooling and
Servicing Agreement"), between the Purchaser, as depositor, KeyCorp Real Estate
Capital Markets, Inc., as master servicer (the "Master Servicer"), Midland Loan
Services, Inc., as special servicer (the "Special Servicer") and LaSalle Bank
National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM") and Wachovia
Capital Markets, LLC ("Wachovia" and, together in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a
Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBS-AM (together in such capacity, the
"Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, LBHI, the
Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loan identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loan accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loan will have an aggregate principal balance of $787,000,000 (the "Initial LUBS Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loan shall take place on
February 27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loan shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LUBS Pool Balance, plus interest accrued on the Mortgage Loan at the related Mortgage Rate (net of the related
Administrative Cost Rate), for the period from and including February 11, 2007 up to but not including the Closing Date, which cash amount shall be paid to the
Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the
Closing Date. The parties hereto acknowledge that the Mortgage Loans consist of:
(i) the Westfield San Francisco Emporium Trust Mortgage Loan, (ii) the
International Square Trust Mortgage Loan, and (iii) the Tishman Speyer DC
Portfolio I Trust Mortgage Loan, in each case as defined in the Pooling and
Servicing Agreement.

            SECTION 2.    Conveyance of Mortgage Loan.

            (a)   Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 7 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loan identified on the Mortgage
Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loan due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for the Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

            (c)   On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with, or cause to be delivered to and deposited with (i) the Trustee or a Custodian appointed thereby, a Mortgage
File for the Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement, with copies of each Mortgage File to be delivered by the Trustee to, upon request, the
Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master
Servicer, to the appropriate Sub-Servicer), or, in the case of an Outside
Serviced Trust Mortgage Loan, the applicable Outside Servicer, all unapplied
Escrow Payments and Reserve Funds in the possession or under the control of the
Seller that relate to the Mortgage Loan. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced Trust Mortgage Loan, deliver to and deposit with the Master Servicer, within 45 days of the Closing
Date, a copy of the mortgage file that was delivered to the related Outside
Trustee under the related Non Trust Mortgage Loan Securitization Agreement or to
a custodian under a custodial agreement that relates solely to such Outside
Serviced Trust Mortgage Loan, as applicable.

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            (d)   The Seller shall, through an Independent third party (the
"Recording Agent") retained by it or LBHI, as and in the manner provided in the
Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of
Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii)
such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loan by the Master Servicer);
provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

            Pursuant to the Pooling and Servicing Agreement and a letter agreement dated February 27, 2007 (the "Filing Letter Agreement") between
Anthracite Capital Inc. (the "Payee"), the Depositor, the UBS Mortgage Loan
Seller and the Trustee, the Trustee, through a third party (the "Filing Agent")
retained by it, as and in the manner provided in the Pooling and Servicing
Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i)
each assignment of Uniform Commercial Code financing statements prepared by the
Seller, in favor of, and delivered as part of the related Mortgage File to the
Trustee, to be submitted for filing in the appropriate public office, and (ii)
such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loan by the Master Servicer).
The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing
Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the
Trustee filing confirmation, if any, received in connection with such Uniform
Commercial Code financing statements filed in accordance with this paragraph.
Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing Letter Agreement, with an invoice for the expenses (i)
reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing
Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing Agreement and the
Filing Letter Agreement and at the expense of the Seller, shall only be

                                       -3-

required to cause the Filing Agent to file the assignments of such Uniform
Commercial Code financing statements with respect to Mortgage Loan secured by hotel or hospitality properties.

            (e)   With respect to the Mortgage Loan, (other than an Outside
Serviced Trust Mortgage Loan), the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, within 45 days of the Closing Date, the Mortgage Loan Origination Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan);
provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            (f)   After the Seller's transfer of the Mortgage Loan to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loan. Except for actions that are the express responsibility of another party hereunder or under the Pooling and
Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loan by the Seller to the Purchaser.

            (g)   In connection with the obligations of the Master Servicer
under Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage
Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and
each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with
Section 3.01(e) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

            (h)   Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to the Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to the Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

                                       -4-

            (i)   In addition, on the Closing Date, the Seller shall deliver to the Master Servicer for deposit in the Pool Custodial Account the Initial
Deposits relating to the Mortgage Loan.

            SECTION 3.    Representations, Warranties and Covenants of LBHI and
Seller.

            (a)   Each of LBHI and the Seller (each, for purposes of this
Section 3(a), the "Representing Party") hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Representing Party is a corporation duly
      organized, validly existing and in good standing under the laws of the
      State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing
      Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Representing Party is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the
      Representing Party is a party or by which the Representing Party is bound.

                  (iv)    The Representing Party is not in default with respect
      to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v)     The Representing Party is not a party to or bound by
      any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this
      Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this
      Agreement.

                  (vi)    Except for the recordation and/or filing of
      assignments and other transfer documents with respect to the Mortgage
      Loan, as contemplated by Section 2(d) hereof, no

                                       -5-

      consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                  (vii)   No litigation is pending or, to the best of the
      Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

                  (viii)  No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

            In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

                  (ix)    Under generally accepted accounting principles
      ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loan to the Purchaser, as provided herein, as a sale of the Mortgage Loan to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loan to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loan. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loan to the Purchaser. The Seller is not selling the
      Mortgage Loan to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loan to the Purchaser, as provided herein, the value of the
      Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The
      Mortgage Loan does not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (b)   LBHI hereby makes, for the benefit of the Purchaser, with
respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the Purchaser shall be deemed to be references to LBHI and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

                                       -6-

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller and LBHI to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and LBHI as of the date hereof that:

                  (i)     The Purchaser is a corporation duly organized, validly
      existing and in good standing under the laws of the State of Delaware. The
      Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loan from the Seller and to transfer the Mortgage
      Loan to the Trustee.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and LBHI, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the
      Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors'
      rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                  (iv)    Except as may be required under federal or state
      securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                  (v)     Under GAAP and for federal income tax purposes, the
      Purchaser will report the transfer of the Mortgage Loan by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loan to the
      Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5.    Notice of Breach; Cure; Repurchase.

            (a)   If the Seller or LBHI receives written notice or obtains
actual knowledge with respect to any Mortgage Loan (i) that any document constituting a part of clauses (a)(i) through (a)(xiii) (or, in the case of an
Outside Serviced Trust Mortgage Loan, clause (b)(i)) of the definition of
"Mortgage File" or a document, if any, specifically set forth on Schedule IX to the Pooling and Servicing Agreement has not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of LBHI's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or
Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall

                                       -7-

constitute a "Material Document Defect" or such Breach shall constitute a
"Material Breach", as the case may be. In the event that the Seller obtains actual knowledge of a Material Document Defect or Material Breach, then the
Seller shall deliver written notification to the Purchaser with respect thereto.
Then, following receipt of a Seller/Depositor Notification with respect to such
Material Document Defect or Material Breach, as the case may be, LBHI shall cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03(a) of the Pooling and Servicing
Agreement.

            (b)   In the event the Seller is obligated to repurchase the
Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject
Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO
Property, a Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the Mortgage Loan.

            (c)   If one or more (but not all) of the Mortgage Loans
constituting a Cross-Collateralized Group are to be repurchased by LBHI as contemplated by Section 5(a), then, prior to the subject repurchase, LBHI or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from LBHI (A) an
Opinion of Counsel to the effect that such termination will not cause an Adverse
REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust
Event with respect to the Grantor Trust and (B) written confirmation from each
Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class
Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by LBHI (or by the Depositor) within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that LBHI may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of
Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            (d)   It shall be a condition to the repurchase of the Mortgage Loan by LBHI pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or

                                       -8-

assignment then presented to it by LBHI (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in LBHI the legal and beneficial ownership of the Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If the Mortgage Loan is to be repurchased as contemplated by this
Section 5, LBHI shall amend the Mortgage Loan Schedule to reflect the removal of the Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (e)   The repurchase of the Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller and LBHI shall have no obligation to monitor the Mortgage Loan regarding the existence of a
Breach or Document Defect. It is understood and agreed that the obligations of
LBHI set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

            (f)   Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of LBHI made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for the Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct LBHI in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the
Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, LBHI and the Seller shall be deemed to have cured such
Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and neither LBHI nor the
Seller shall be obligated to otherwise cure such Breach or repurchase the
Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial
Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the Pooling and Servicing Agreement (other than Section 3.11(c)
of the Pooling and Servicing Agreement).

            (g)   In addition, subject to Section 5(f) and the last three
sentences of this paragraph, if the Depositor determines that a Material Breach
(other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to the Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the
Mortgage Loan, LBHI shall pay a cash amount equal to the Loss of Value Payment, and any costs incurred in connection with such Loss of Value Payment, in each case required to be paid by the Depositor (or, payable by the Depositor due to the Depositor's exercise of its option) under Section 2.03(e) of the Pooling and
Servicing Agreement, but only if and to the extent the Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in
Section 2.03 of the Pooling and Servicing Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material Document

                                       -9-

Defect and neither the Seller nor LBHI shall be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the Mortgage Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if
95% or more of the loss of value to the Mortgage Loan was caused by a Material
Breach or Material Document Defect, which Material Breach or Material Document
Defect is not capable of being cured, this Section 5(g) shall not apply and the
Seller or LBHI shall be obligated to repurchase the Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, neither
LBHI nor the Seller shall have the option of delivering Loss of Value Payments in connection with any Material Breach relating to the Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by LBHI in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

            (h)   Notwithstanding the foregoing, if there exists a Material
Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and
Servicing Agreement, and the Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material
Document Defect or Material Breach that affects whether a Mortgage Loan is a
Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an
Adverse Grantor Trust Event, then such breach will be cured and neither the
Seller nor LBHI will be obligated to repurchase or otherwise remedy such Breach.

            (i)   The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in
Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this
Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in
Section 2.03(i) of the Pooling and Servicing Agreement.

            SECTION 6.    Closing. The closing of the sale of the Mortgage Loan
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2
World Financial Center, New York, New York 10281 at 10:00 a.m., New York City
time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller and
LBHI set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in
Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b)   Insofar as it affects the obligations of LBHI or the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser, LBHI and the Seller;

            (c)   All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                                      -10-

            (d)   The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and LBHI shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f)   The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g)   Neither the Underwriting Agreement nor the Certificate
Purchase Agreement shall have been terminated in accordance with its terms.

            All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loan on the Closing Date.

            SECTION 7.    Closing Documents. The Closing Documents shall
consist of the following:

            (a)   This Agreement duly executed by the Purchaser, LBHI and the
                  Seller;

            (b)   The Pooling and Servicing Agreement duly executed by the
                  parties thereto;

            (c)   The Indemnification Agreement duly executed by the parties thereto;

            (d)   A Certificate of each of the Seller and LBHI, executed by a duly authorized officer of the Seller or LBHI, as the case may be, and dated the
Closing Date, and upon which the initial Purchaser, the Underwriters and the
Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or LBHI, as the case may be, in this Agreement and, in the case of LBHI, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or LBHI, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e)   An Officer's Certificate from an officer of each of the Seller and LBHI, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the
Seller or LBHI, as the case may be, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or, in the case of LBHI, in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                      -11-

            (f)   As certified by an officer of each of the Seller and LBHI, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's or LBHI's, as the case may be, entering into the transactions contemplated by this Agreement and, in the case of LBHI, the
Indemnification Agreement, (ii) the organizational documents of each of the
Seller and LBHI, and (iii) a certificate of good standing of each of the Seller and LBHI issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

            (g)   A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller and LBHI, substantially in the form attached hereto as
Exhibit B-1, dated the Closing Date and addressed to the initial Purchaser, the
Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Thacher Proffitt & Wood LLP as may be required by the Rating
Agencies in connection with the transactions contemplated hereby;

            (h)   A favorable opinion of in-house counsel to each of the Seller and LBHI, substantially in the form attached hereto as Exhibit B-2, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i)   In the event any of the Certificates are mortgage related
securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of LBHI regarding origination of the Mortgage
Loan by specified originators as set forth in Section 3(a)(41) of the Securities
Exchange Act of 1934, as amended; and

            (j)   Such further certificates, opinions and documents as the
Purchaser may reasonably request.

            SECTION 8.    Costs. LBHI shall pay the Seller's Allocable Share
of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the sellers of the
Other Loans to the Purchaser in connection with the securitization of the
Securitized Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share"
shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

            SECTION 9.    Grant of a Security Interest. The parties hereto agree
that it is their express intent that the conveyance of the Mortgage Loan by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loan by the Seller to the Purchaser and not as a pledge of the Mortgage Loan by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loan is held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loan by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable
Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage
Loan, and all amounts payable to the holder of the Mortgage Loan in accordance with the terms thereof, and all proceeds of the conversion,

                                      -12-

voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the
Purchaser in and to the Mortgage Loan shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loan, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be
"possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code;
and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loan, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement and, in connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 10.   Notices. All notices, copies, requests, consents,
demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11.   Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller and/or LBHI submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loan by the Seller to the Purchaser (and by the initial
Purchaser to the Trustee).

            SECTION 12.   Severability of Provisions. Any part, provision,
representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13.   Counterparts. This Agreement may be executed in
any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                      -13-

            SECTION 14.   GOVERNING LAW; CONSENT TO JURISDICTION. THIS
AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED
ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND
SUBJECT TO SECTION 5(I) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH
RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN
MATTERS TO BE SETTLED BY MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION
5(I) HEREOF; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR
PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL
COURTS, TO THE EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST
POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH
ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND
(IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE
CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR
IN ANY OTHER MANNER PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT SECTION 5(I)
HEREOF IS INAPPLICABLE AND BOTH A NEW YORK STATE AND A FEDERAL COURT SITTING IN
NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED
BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR RELATING TO
THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT
ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60
DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF
ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY
WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE
(II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

            SECTION 15.   Further Assurances. The Seller, LBHI and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

            SECTION 16.   Successors and Assigns. The rights and obligations
of the Seller and LBHI under this Agreement shall not be assigned by the Seller or LBHI, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or LBHI may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or LBHI, is a party, or any person succeeding to all or substantially all of the business of the Seller or LBHI shall be the successor to the Seller or LBHI, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing
Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the
Seller, LBHI, the Purchaser, and their respective successors and permitted assigns.

                                      -14-

            SECTION 17.   Amendments. No term or provision of this Agreement
may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and LBHI's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the
Seller or LBHI, as applicable, has consented to such amendment or modification in writing.

                                      -15-

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      LUBS INC.

                                      By: /s/ Charlene Thomas
                                          --------------------------------------
                                      Name:  Charlene Thomas
                                      Title: Vice President

                                      Address for Notices:

                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                      LBHI

                                      LEHMAN BROTHERS HOLDINGS INC.

                                      By: /s/ Catherine Harnett
                                          --------------------------------------
                                      Name:  Catherine Harnett
                                      Title: Authorized Signatory

                                      Address for Notices:

                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                      PURCHASER

                                      STRUCTURED ASSET SECURITIES CORPORATION II

                                      By: /s/ David Nass
                                          --------------------------------------
                                      Name: David Nass
                                      Title Senior Vice President

                                      Address for Notices:

                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

 MORTGAGE
LOAN NUMBER               PROPERTY NAME                                                        ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

    3            Westfield San Francisco Emporium                835 - 845 Market Street
    4            International Square                            1825 Eye St, 1850 K St, & 1875 Eye St, NW
    5            Tishman Speyer DC Portfolio I                   Various

 MORTGAGE                                                               CUT-OFF DATE             MONTHLY
LOAN NUMBER            CITY              STATE         ZIP CODE            BALANCE             P&I PAYMENT          MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

    3            San Francisco           CA              94103            300,000,000          1,532,493.06               6.04600
    4            Washington              DC              20006            270,000,000          1,453,612.50               6.37200
    5            Various                 VR             Various           217,000,000          1,179,824.48               6.43500

 MORTGAGE        REMAINING TERM                           REMAINING           INTEREST        ADMINISTRATIVE      OUTSIDE SERVICING
LOAN NUMBER        TO MATURITY      MATURITY DATE     AMORTIZATION TERM     ACCRUAL BASIS      COST RATE (%)         FEE RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

    3                       119        1/11/2017                      0        Act/360           0.02054                        N/A
    4                       119        1/11/2017                      0        Act/360           0.02054                        N/A
    5                        83        1/11/2014                      0        Act/360           0.02054                        N/A

 MORTGAGE                                      MORTGAGE LOAN                                                      ARD MORTGAGE
LOAN NUMBER              GROUND LEASE?            SELLER                         DEFEASANCE                           LOAN
------------------------------------------------------------------------------------------------------------------------------------

    3                     Fee Simple           LB                       Yield Maintenance/Defeasance              No
    4                     Fee Simple           LB                       Defeasance                                No
    5                     Fee Simple           LB                       Defeasance                                No

 MORTGAGE                  ANTICIPATED                    ADDITIONAL                    CROSS                     MORTGAGE
LOAN NUMBER               REPAYMENT DATE                INTEREST RATE               COLLATERALIZED               LOAN GROUP
------------------------------------------------------------------------------------------------------------------------------------

    3                     N/A                           N/A                         No                                    1
    4                     N/A                           N/A                         No                                    1
    5                     N/A                           N/A                         No                                    1

                                       A-1

[LOGO] THACHER                                       Thacher Proffitt & Wood LLP
        PROFFITT                                     Two World Financial Center
      ----------                                     New York, NY 10281
                                                     (212) 912-7400

                                                     Fax: (212) 912-7751
                                                     www.tpw.com

                                   EXHIBIT B-1

                     OPINION OF THACHER PROFFITT & WOOD LLP

                                                February 27, 2007

To the parties listed on Annex A hereto

      LB-UBS Commercial Mortgage Trust 2007-C1
      Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Ladies and Gentlemen:

      We have acted as counsel to Structured Asset Securities Corporation II
(the "Depositor"), Lehman Brothers Inc. ("LBI"), LUBS Inc. ("LUBS") and Lehman
Brothers Holdings Inc. ("LBHI") in connection with (i) the LBHI Mortgage Loan
Purchase Agreement, dated as of February 15, 2007 (the "LBHI Sale Agreement"), between LBHI and the Depositor, relating to certain mortgage loans
(collectively, the "LBHI Mortgage Loans"), (ii) the LUBS Mortgage Loan Purchase
Agreement, dated as of February 15, 2007 (the "LUBS Sale Agreement"; and,
together with the LBHI Sale Agreement, the "Lehman Sale Agreements") between
LUBS, the Depositor and LBHI (together with LUBS, the "Lehman Sellers"), relating to certain mortgage loans (collectively, the "LUBS Mortgage Loans" and, collectively with the LBHI Mortgage Loans, the "Lehman Mortgage Loans"), (iii)
the Wachovia Mortgage Loan Purchase Agreement, dated as of February 15, 2007
(the "Wachovia Sale Agreement"), between Wachovia Bank, National Association
("Wachovia") and the Depositor, relating to a certain mortgage loan (the
"Wachovia Mortgage Loan"), (iv) the UBS Mortgage Loan Purchase Agreement, dated as of February 15, 2007 (the "UBS Sale Agreement"; and, together with the
Wachovia Sale Agreement, the "Other Sale Agreements"), between UBS Real Estate
Investments Inc. ("UBSREI"; and, together with Wachovia, the "Other Sellers")
and the Depositor, relating to certain mortgage loans (collectively, the "UBS
Mortgage Loans"; and, collectively with the Wachovia Mortgage Loan, the "Other
Mortgage Loans"), (v) the Pooling and Servicing Agreement, dated as of February
12, 2007 (the "Pooling and Servicing Agreement"), between the Depositor, KeyCorp
Real Estate Capital Markets, Inc. ("KeyCorp"), Midland Loan Services, Inc.
("Midland") and LaSalle Bank National Association ("LaSalle"), pursuant to which were issued mortgage pass-through certificates (the "Certificates"), (vi) the
Underwriting Agreement, dated as of February 15, 2007 (the "Underwriting
Agreement"), between LBHI, the Depositor,

New York, NY  Washington, DC  White Plains, NY  Summit, NJ   Mexico City, Mexico

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 3.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

UBSREI and LBI, UBS Global Asset Management (US) Inc. ("UBS-AM") and Wachovia
Capital Markets, LLC ("WCM"); collectively with LBI and UBS-AM, the
"Underwriters"), (vii) the Certificate Purchase Agreement, dated as of February
15, 2007 (the "Certificate Purchase Agreement"), between the Depositor and LBI and UBS-AM (together, the "Initial Purchasers"), (viii) the LBHI Indemnification
Agreement, dated as of February 15, 2007 (the "LBHI Indemnification Agreement"),
between LBHI, the Depositor, LBI, UBS-AM and WCM, (ix) the UBS Indemnification
Agreement, dated as of February 15, 2007 (the "UBS Indemnification Agreement"),
between UBSREI, the Depositor, LBI, UBS-AM and WCM, (x) the Wachovia
Indemnification Agreement, dated as of February 15, 2007 (the "Wachovia
Indemnification Agreement"), between Wachovia, the Depositor, LBI, UBS-AM and
WCM, (xi) the KRECM Master Servicer Indemnification Agreement, dated as of
February 15, 2007 (the "Master Servicer Indemnification Agreement"), between the
Depositor, LBI, UBS-AM, WCM and KeyCorp, (xii) the Wachovia Master Servicer
Indemnification Agreement, dated as of February 15, 2007 (the "Wachovia Master
Servicer Indemnification Agreement"), between Wachovia, the Depositor, LBI,
UBS-AM and WCM, (xiii) the Midland Special Servicer Indemnification Agreement,
dated as of February 15, 2007 (the "Special Servicer Indemnification
Agreement"), between the Depositor, LBI, UBS-AM, WCM and Midland, (xiv) the
Trustee Indemnification Agreement, dated as of February 15, 2007 (the "Trustee
Indemnification Agreement"; and, collectively with the above Indemnification
Agreements, the "Indemnification Agreements"), between the Depositor, LBI,
UBS-AM, WCM and LaSalle, (xv) the Registration Statement on Form S-3 (No.
129844) (the "Registration Statement") filed with the Securities and Exchange
Commission (the "Commission"), and (xvi) the following documents and other items, each of which relates to one or more classes of the Certificates; (A) the
Free Writing Prospectus, dated February 8, 2007, that refers to itself as "this offering prospectus" (the "Transaction Free Writing Prospectus"), as filed by the Depositor with the Commission on or about February 8, 2007; (B) the Free
Writing Prospectus, dated February 8, 2007, that was in the form of a flipbook
(the "Flipbook Free Writing Prospectus"), as filed by the Depositor with the
Commission on or about February 8, 2007; (C) the Free Writing Prospectus, dated
February 15, 2007 (the "Bloomberg Notice"), as filed by the Depositor with the
Commission on or about February 16, 2007; (D) the Prospectus Supplement, dated
February 15, 2007 (the "Prospectus Supplement"); (E) the Prospectus, dated
February 6, 2007 (the "Basic Prospectus"; and together with the Prospectus
Supplement, the "Prospectus"); and (F) the Offering Memorandum, dated February
15, 2007 (the "Memorandum"). The Lehman Sale Agreements, the Other Sale
Agreements, the Pooling and Servicing Agreement, the Underwriting Agreement, the
Certificate Purchase Agreement and the Indemnification Agreements are
collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

      In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in any opinion expressed below, we have assumed, to the extent relevant to the opinions expressed herein (i) the authenticity of all documents submitted to us as originals or as copies thereof, the conformity to the originals of all documents submitted to us as copies, the genuineness of all signatures and the legal capacity of natural persons, (ii) the necessary entity

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 4.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) as to enforceability and any other matter herein to which relevant, the necessary entity authorization, execution, authentication, payment, delivery and enforceability of and under all documents, and the necessary entity power and authority with respect thereto, (iv) the necessary ownership of and/or other rights and interests in assets, and the necessary adequacy and fairness of any consideration therefor, (v) the accuracy of the representations and warranties as to factual matters, and compliance by the parties thereto with the covenants, contained in any document, (vi) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates and (vii) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates in a manner that affects the correctness of any opinion expressed below. Each assumption herein is made and relied upon with your permission and without independent investigation and, with respect to the enforceability of any right or obligation, is subject to (i)
general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, and (ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties.

      In rendering this opinion letter, each opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i)
general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties, (iii) the effect of certain laws, regulations and judicial and other decisions upon (A) the availability and enforceability of certain remedies, including the remedies of specific performance and self-help, and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to judicial jurisdiction, venue or forum and (B) the enforceability of any provision the violation of which would not have any material adverse effect on the performance by any party of its obligations under any agreement and (iv) public policy considerations underlying United States federal securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any provisions referred to in foregoing clause (iii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

      This opinion letter is based upon our review of the documents referred to herein. We have conducted no independent investigation with respect to the facts contained in such documents

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 5.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

and relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in connection with matters other than certain transactions. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter. In addition, if we indicate herein that any opinion is based on our knowledge, our opinion is based solely on the actual present knowledge of such attorneys.

      In rendering this opinion letter, we do not express any opinion concerning any law other than the laws of the State of New York, the General Corporation
Law of the State of Delaware and, where expressly referred to below, the federal laws of the United States, including without limitation the Securities Act of
1933, as amended (the "1933 Act"), in each case without regard to conflicts of law principles. Any opinion expressed below to the effect that any agreement is valid, binding and enforceable relates only to an agreement that designates therein the laws of the State of New York as the governing law thereof. We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

      Based upon and subject to the foregoing, it is our opinion that:

      1.    Each of the Lehman Sale Agreements, the Other Sale Agreements and
            the Pooling and Servicing Agreement is a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder in accordance with its terms against the Depositor.

      2.    The Certificates are validly issued and outstanding and are entitled to the benefits of the Pooling and Servicing Agreement.

      3.    With respect to the Depositor, the performance of its obligations under each of the Lehman Sale Agreements, the Other Sale Agreements,
            the Pooling and Servicing Agreement, the Underwriting Agreement and
            the Certificate Purchase Agreement and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any
            United States federal or State of New York court, agency or other governmental body under any United States federal or State of New
            York statute or regulation that is normally applicable to
            transactions of the type contemplated by those Agreements, except such as may be required under the securities laws of any State of the United States or such as have been obtained, effected or given.

      4.    With respect to the Depositor, the performance of its obligations under each of the Lehman Sale Agreements, the Other Sale Agreements,
            the Pooling and Servicing Agreement, the Underwriting Agreement and
            the Certificate Purchase Agreement and the consummation of the transactions contemplated thereby will not result in any breach or violation of (i) any United States federal or State of New York

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 6.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

            statute or regulation that is normally applicable to transactions of the type contemplated by those Agreements or (ii) the General
            Corporation Law of the State of Delaware, in each case except for any such breach or violation that would not have a material adverse effect on the performance by the Depositor of its obligations under those Agreements.

      This opinion letter is rendered for the sole benefit of each addressee hereof with respect to the matters specifically addressed herein, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except (i)
to any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) to any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein, (iii) to any and all persons, without limitation, in connection with the disclosure of the tax treatment and tax structure of the transaction to which this opinion letter relates, (iv) in connection with a due diligence inquiry by or with respect to any addressee that is identified in the first paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter, (v)
in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body (including any securities or commodities exchange or the National Association of Securities Dealers, Inc.) and (vi) as
otherwise required by law; provided that none of the foregoing is entitled to rely hereon unless an addressee hereof. We assume no obligation to revise, supplement or withdraw this opinion letter, or otherwise inform any addressee hereof or other person or entity, with respect to any change occurring subsequent to the delivery hereof in any applicable fact or law or any judicial or administrative interpretation thereof, even though such change may affect a legal analysis or conclusion contained herein. In addition, no attorney-client relationship exists or has existed by reason of this opinion letter between our firm and any addressee hereof or other person or entity except for any addressee that is identified in the first paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter. In permitting reliance hereon by any person or entity other than such an addressee for which we have acted as counsel, we are not acting as counsel for such other person or entity and have not assumed and are not assuming any responsibility to advise such other person or entity with respect to the adequacy of this opinion letter for its purposes.

                                                Very truly yours,

                                     ANNEX A

Structured Asset Securities Corporation II       Standard & Poor's Ratings Services,
745 Seventh Avenue                               a division of The McGraw-Hill Companies, Inc.
New York, New York 10019                         55 Water Street, 10th Floor
                                                 New York, New York 10004

Lehman Brothers Inc.                             Fitch, Inc
745 Seventh Avenue                               One State Street Plaza
New York, New York 10019                         New York, New York 10004

UBS Global Asset Management (US) Inc.            LaSalle Bank National Association
1285 Avenue of the Americas                      135 South LaSalle Street, Suite 1625
New York, New York 10019                         Chicago, Illinois 60603

Wachovia Capital Markets, LLC                    Midland Loan Services, Inc.
One Wachovia Center                              10851 Mastin, Suite 300
301 South College Street                         Overland Park, Kansas 66210
Charlotte, North Carolina 28288-0610

KeyCorp Real Estate Capital Markets, Inc.        LUBS Inc.
911 Main Street, Suite 64105                     745 Seventh Avenue
Kansas City, Missouri 64105                      New York, New York 10019

                                      B-1-1

                                   EXHIBIT B-2

                    OPINION OF IN-HOUSE COUNSEL TO THE SELLER

Structured Asset Securities Corporation II       KeyCorp Real Estate Capital Markets, Inc.
745 Seventh Avenue                               911 Main Street, Suite 1500
New York, New York 10019                         Kansas City, MO 64105

Lehman Brothers Inc.                             LaSalle Bank National Association
745 Seventh Avenue                               135 South LaSalle Street, Suite 1625
New York, New York 10019                         Chicago, Illinois 60603

Lehman Brothers Holdings Inc.                    Midland Loan Services, Inc.
745 Seventh Avenue                               10851 Mastin, Suite 300
New York, New York 10019                         Overland Park, KS 66210

LUBS Inc.                                        Fitch, Inc.
745 Seventh Avenue                               One State Street Plaza
New York, New York 10019                         New York, New York 10004

UBS Global Asset Management (US)  Inc.           Standard & Poor's Ratings Services,
1285 Avenue of the Americas                       a division of The McGraw-Hill Companies, Inc.
New York, New York 10019                         55 Water Street, 10th Floor
                                                 New York, New York 10041

                                February 15, 2007

            Re:   LB-UBS Commercial Mortgage Trust 2007-C1
                  Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Ladies and Gentlemen:

            I am internal counsel to Lehman Brothers Holdings Inc. ("LBHI") and, in such capacity, have also acted as counsel to LUBS Inc. ("LUBS"). I am familiar with matters pertaining to the following agreements (collectively, the
"Agreements"):

                  (i)     the LUBS Mortgage Loan Purchase Agreement dated as of
      February 15, 2007 (the "LUBS Mortgage Loan Purchase Agreement"), between
      LUBS, Structured Asset Securities Corporation II ("SASCO II") and LBHI as
      an additional party;

                  (ii)    the LBHI Mortgage Loan Purchase Agreement dated as of
      February 15, 2007, (the "LBHI Mortgage Loan Purchase Agreement"), between
      LBHI and Structured Asset Securities Corporation II ("SASCO II");

                                      B-2-1

                  (iii)   the LBHI Indemnification Agreement dated as of
      February 15, 2007 (the"LBHI Indemnification Agreement"), between LBHI,
      SASCO II, Lehman Brothers Inc. ("LBI"), UBS Global Asset Management (US)
      Inc. ("UBS-AM") and Wachovia Capital Markets, LLC ("WCM").

            You have asked for my opinion regarding various legal matters involving, among other things, LBHI, LUBS and the Agreements.

            As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of each of LBHI and LUBS in the Agreements, (ii) the relevant resolutions of the
Board of Directors of each of LBHI and LUBS, (iii) certificates of responsible officers of each of LBHI and LUBS, and (iv) certificates of public officials. In this connection, I have examined or have caused to be examined on my behalf, a copy of each of the Agreements and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

            I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of each of LBHI and LUBS, records of proceedings taken by each of LBHI and LUBS and other corporate documents and records of each of LBHI and LUBS, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of LBHI or LUBS), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or reproduction copies.

            On the basis of and subject to the foregoing, it is my opinion that:

            (1)   Each of LBHI and LUBS is a corporation duly incorporated,
validly existing and in good standing under the laws of the State of Delaware.
LBHI has the requisite corporate power and authority to transact business in the manner described in the Agreements and to consummate the transactions contemplated by the Agreements. LUBS has the requisite corporate power and authority to transact business in the manner described in the LUBS Mortgage Loan
Purchase Agreement and to consummate the transactions contemplated by the LUBS
Mortgage Loan Purchase Agreement.

            (2)   Each Agreement has been duly authorized, executed and
delivered by LBHI. The LUBS Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by LUBS.

            (3)   The execution, delivery and performance of the Agreements by
LBHI, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LBHI is a party, (ii) do not contravene LBHI's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LBHI and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of LBHI to perform its obligations under the Agreements).

            (4)   The execution, delivery and performance of the LUBS Mortgage
Loan Purchase Agreement by LUBS, (i) to my knowledge, do not and will not result in a material breach or violation of

                                      B-2-2

the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LUBS is a party, (ii) do not contravene LUBS's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LUBS and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of
LUBS to perform its obligations under the LUBS Mortgage Loan Purchase
Agreement).

            The foregoing opinions are subject to the following additional assumptions, exceptions, qualifications and limitations:

            A.    I am a member of the Bar of the State of New York and render no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of
                  the State of Delaware and the federal laws of the United
                  States of America.

            B.    My opinions are limited to the present laws and to the facts as they presently exist. I assume no obligation to revise or supplement this opinion should the present laws of any
                  jurisdiction referred to in paragraph A. above be changed by legislative action, judicial decision or otherwise.

            This opinion is being delivered to you for your sole use in connection with the Agreements and the related transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or part, nor may copies be furnished or delivered to any other person without my express written consent.

            The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with the said opinions.

                                        Very truly yours,

                                      B-2-3